UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

2220 E. Route 66, Suite 226

Glendora, CA 91740

(Address of principal executive offices) (Zip code)

Diane J. Drake

 Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

 Glendora, CA 91740

(Name and address of agent for service)

(626) 385-5777

Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: September 30, 2020

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Ironclad Managed Risk Fund

 (Ticker Symbol: IRONX)

ANNUAL REPORT

 SEPTEMBER 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund, if you hold your shares directly with the Fund, or from your financial intermediary, such as a broker-dealer or bank, if you hold your shares through a financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold your shares directly with the Fund, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at (888) 979-IRON (4766) or, if you hold your shares through a financial intermediary, contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you hold your shares directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports at (888) 979-IRON (4766) or, if you hold your shares through a financial intermediary, contacting your financial intermediary. Your election to receive reports in paper will apply to all of the Investment Managers Series Trust’s Funds you hold directly or through your financial intermediary, as applicable.

Ironclad Managed Risk Fund

A series of Investment Managers Series Trust

Table of Contents

Shareholder Letter	1
Fund Performance	6
Schedule of Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	22
Supplemental Information	23
Expense Example	27

This report and the financial statements contained herein are provided for the general information of the shareholders of the Ironclad Managed Risk Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.IroncladFunds.com

Ironclad Investments LLC
Total Returns as of September 30, 2020

	CBOE S&P 500 One-Week PutWrite Index	Ironclad Managed Risk Fund (IRONX)
1-Year Total Return	-5.47%	5.37%
1-Year Standard Deviation	15.15%	9.88%
5-Year Annualized Total Return	1.56%	3.71%
5-Year Standard Deviation	9.80%	5.92%
Since Inception Annualized Total Return	3.98%	5.38%

The performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end please call (888) 979-IRON (4766).

Standard Deviation is a common measure of the volatility of investment returns.

A redemption fee of 2.00% will be imposed on redemptions or exchanges of shares you have owned for 30 days or less. Please see the Prospectus for more information. Gross and net expense ratios for the Fund were 1.39% and 1.25%, respectively, as of the current prospectus dated February 1, 2020. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.25% of the average daily net assets of the Fund. This agreement is in effect as long as the Investment Advisory Agreement for the Fund is in effect, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

The Fund’s primary benchmark, the CBOE S&P 500 One-Week PutWrite Index (WPUT), is designed to track the performance of a hypothetical strategy, which systematically sells at-the-money put options on the S&P 500 Index on a weekly basis collateralized by a money market account invested in one-month Treasury Bills. The index is unmanaged, not available for investment and does not reflect expenses, fees or sales charge, which would lower performance.

Equity markets fluctuate based on price movements. The value of the Fund’s positions in options will fluctuate in response to changes in the values of the assets they track and may be subject to greater fluctuations in value than investments in the underlying assets. The risk involved in selling a put option is that the market value of the underlying security could decrease and the option could be exercised, obligating the seller of the put option to buy the underlying security from the purchaser at an exercise price that is higher than its prevailing market price. The trading of options is a highly specialized activity that entails greater than ordinary investment risks.

Fixed-income securities respond to economic developments, particularly interest rate changes and the creditworthiness of individual issuers. Changes in interest rates may cause the value of a security to fluctuate, with lower rated securities more volatile than higher rated securities. Changes to or the withdrawal of a rating may result in the security becoming less liquid or losing value.

The outbreak of COVID-19 has negatively affected the worldwide economy, individual countries, individual companies and the market in general. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses.

To our fellow shareholders,

We hope you and your loved ones are doing well. The past year has brought forth unprecedented challenges as we all search for a sense of normalcy in the midst of a global pandemic. While the future is uncertain, we must remain vigilant and optimistic, as this too shall pass.

In an effort to shield capital markets from the economic fallout of the novel coronavirus, the Federal Reserve cut interest rates to zero and committed to injecting unlimited liquidity to treasuries and mortgage-backed securities while announcing new policies of asset purchases to support municipal and corporate bonds.

Source: Federal Reserve as of 10/31/20

The Federal Reserve’s balance sheet increased by over $3 trillion as it joined other G7 central banks in purchasing a staggering amount of assets. To put the Federal Reserve’s largesse into context, their asset purchases over the past year essentially equaled their cumulative purchases from 2008 through 2019. Monetary stimulus continues to dominate asset prices and speaks to the fragility of the current market. For better or for worse, the markets are entirely dependent on monetary policy.

However, there are risks associated with these controversial interventionist policies. Monetary stimulus is designed to support asset prices by suppressing volatility, which in turn fuels speculation. It is a cause and effect relationship that has driven Treasury yields to record lows and equity valuations back to record highs:

Source: Federal Reserve as of 10/31/20

Source: S&P Dow Jones Indices as of 10/31/20

This excessive risk-taking leaves the financial system more susceptible to shocks. The dramatic increase in volatility spikes over the past decade is no coincidence. Each time volatility spikes, central banks bring forth more and more extreme policies to address the risks they have created. 2020 was no exception. Monetary policy is consumed with maintaining inflated asset prices.

The net result of these interventionist policies is a compression of the volatility cycle. Historically, these volatility cycles would unfold over several quarters, if not years. Now, they unfold over several months, if not weeks:

Source: CBOE 2008 - 2009 210 Days (9/17/08 - 7/17/09) vs. 2020 70 Days (2/27/20 - 6/5/20)

Our investment process mitigated a significant portion of the market’s dramatic decline, allowing us to monetize the remarkable spike in volatility. Option writing benchmarks, on the other hand, suffered heavy losses this year as the premiums they brought in were overwhelmed by the dramatic decline in the markets.

As of 9/30/2020	CBOE S&P 500 One-Week PutWrite Index	Ironclad Managed Risk Fund (IRONX)
Year-to-Date Total Return	-11.06%	0.87%
Year-to-Date Standard Deviation	16.73%	11.23%
IRONX returns are net of fees and expenses

As volatility in bonds and stocks continue their extreme oscillations, we believe IRONX’s process of managing risk will continue to differentiate itself as a compelling alternative with an attractive risk/reward profile. Thank you for entrusting us as stewards of your capital.

Sincerely,

Rudy Aguilera Lead Portfolio Manager	Tim Holtz, CFA Portfolio Manager

The views in this letter were those of the Fund Managers at the time of writing this report and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

Ironclad Managed Risk Fund

FUND PERFORMANCE at September 30, 2020 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the CBOE S&P 500 One-Week PutWrite Index. Results include the reinvestment of all dividends and capital gains.

The CBOE S&P 500 One-Week PutWrite Index is designed to track the performance of a hypothetical strategy that sells an at-the-money (ATM) S&P 500 Index (SPX) put option on a weekly basis. The maturity of the written SPX put option is one week to expiry. The written SPX put option is collateralized by a money market account invested in one-month Treasury bills. The WPUT Index rolls on a weekly basis, typically every Friday. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged, and it is not available for investment.

Average Annual Total Returns as of September 30, 2020	1 Year	5 Years	Since Inception	Inception Date
Ironclad Managed Risk Fund	5.37%	3.71%	5.38%	10/14/10
CBOE S&P 500 One-Week PutWrite Index	-5.47%	1.56%	3.98%	10/14/10

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 979-IRON (4766).

Gross and net expense ratios for the Fund were 1.39% and 1.25%, respectively, which were the amounts stated in the current prospectus dated February 1, 2020. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.25% of the average daily net assets of the Fund. This agreement is in effect as long as the Investment Advisory Agreement for the Fund is in effect, and it may be terminated only by the Trust’s Board of Trustees.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 30 days of purchase will be charged 2.00% redemption fee.

Ironclad Managed Risk Fund

SCHEDULE OF INVESTMENTS

As of September 30, 2020

Number of Contracts		Value
	PURCHASED OPTIONS CONTRACTS – 44.3%
	CALL OPTIONS – 42.3%
	S&P 500 Index
170	Exercise Price: $3,150.00, Notional Amount: $53,550,000, Expiration Date: October 30, 2020	$3,916,800
250	Exercise Price: $2,000.00, Notional Amount: $50,000,000, Expiration Date: December 18, 2020	33,550,000
	TOTAL CALL OPTIONS
	(Cost $35,870,175)	37,466,800
	PUT OPTIONS – 2.0%
	S&P 500 Index
250	Exercise Price: $3,000.00, Notional Amount: $75,000,000, Expiration Date: December 18, 2020	1,768,750
	TOTAL PUT OPTIONS
	(Cost $2,471,446)	1,768,750
	TOTAL PURCHASED OPTIONS CONTRACTS
	(Cost $38,341,621)	39,235,550

Number of Shares
	SHORT-TERM INVESTMENTS–64.5%
57,160,742	Fidelity Investments Money Market Funds Government Portfolio - Class I, 0.01%[1,2]	57,160,742
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $57,160,742)	57,160,742
	TOTAL INVESTMENTS – 108.8%
	(Cost $95,502,363)	96,396,292
	Liabilities in Excess of Other Assets – (8.8)%	(7,828,779)
	TOTAL NET ASSETS – 100.0%	$88,567,513

Ironclad Managed Risk Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2020

Number of Contracts
	WRITTEN OPTIONS CONTRACTS – (11.7)%
	CALL OPTIONS – (11.6)%
	S&P 500 Index
(250)	Exercise Price: $3,000.00, Notional Amount: $(75,000,000), Expiration Date: December 18, 2020	$(10,226,250)
	TOTAL CALL OPTIONS
	(Proceeds $10,660,804)	(10,226,250)
	PUT OPTIONS – (0.1)%
	S&P 500 Index
(250)	Exercise Price: $2,000.00, Notional Amount: $(50,000,000), Expiration Date: December 18, 2020	(112,500)
	TOTAL PUT OPTIONS
	(Proceeds $258,554)	(112,500)
	TOTAL WRITTEN OPTIONS CONTRACTS
	(Proceeds $10,919,358)	$(10,338,750)

[1]	All or a portion of this security is segregated as collateral for written options contracts.

[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Ironclad Managed Risk Fund

SUMMARY OF INVESTMENTS

As of September 30, 2020

Security Type	Percent of Total Net Assets
Short-Term Investments	64.5%
Purchased Options Contracts	44.3%
Total Investments	108.8%
Liabilities in Excess of Other Assets	(8.8)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Ironclad Managed Risk Fund

STATEMENT OF ASSETS AND LIABILITIES

As of September 30, 2020

Assets:
Investments, at value (cost $57,160,742)	$57,160,742
Purchased options contracts, at value (cost $38,341,621)	39,235,550
Cash deposited with broker for written options contracts	2,372
Receivables:
Investment securities sold	3,209,152
Fund shares sold	109,608
Interest	500
Prepaid expenses	19,420
Other assets	2,592
Total Assets	99,739,936

Liabilities:
Written options contracts, at value (proceeds $10,919,358)	10,338,750
Payables:
Fund shares redeemed	692,665
Advisory fees	74,772
Administration fees	18,816
Transfer agent fees and expenses	7,529
Custody fees	4,983
Auditing fees	18,700
Trustees' Deferred compensation (Note 3)	4,235
Chief Compliance Officer fees	1,190
Trustees' fees and expenses	968
Accrued other expenses	9,815
Total Liabilities	11,172,423

Net Assets	$88,567,513

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$85,037,599
Total distributable earnings	3,529,914
Net Assets	$88,567,513

Shares of beneficial interest issued and outstanding	8,482,186
Net asset value, offering and redemption price per share	$10.44

See accompanying Notes to Financial Statements.

Ironclad Managed Risk Fund

STATEMENT OF OPERATIONS

For the Year Ended September 30, 2020

Investment Income:
Interest	$750,410
Total investment income	750,410

Expenses:
Advisory fees	1,033,428
Administration fees	118,203
Transfer agent fees	30,667
Custody fees	19,978
Registration fees	25,637
Auditing fees	18,700
Shareholder reporting fees	14,554
Legal fees	14,460
Chief compliance officer fees	13,762
Trustees' fees and expenses	9,701
Miscellaneous	6,714
Total expenses	1,305,804
Advisory fees waived	(131,452)
Net expenses	1,174,352
Net investment loss	(423,942)

Realized and Unrealized Gain (Loss):
Net realized gain on:
Purchased options contracts	1,942,087
Written options contracts	2,069,124
Net realized gain	4,011,211
Net change in unrealized appreciation/depreciation on:
Investments	(35,850)
Purchased options contracts	861,141
Written options contracts	580,608
Net change in unrealized appreciation/depreciation	1,405,899
Net increase from payment by affiliates (Note 3)	2,591
Net realized and unrealized gain	5,419,701

Net Increase in Net Assets from Operations	$4,995,759

See accompanying Notes to Financial Statements.

Ironclad Managed Risk Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$(423,942)	$828,060
Net realized gain (loss) on purchased options contracts and written options contracts	4,011,211	(1,468,996)
Net change in unrealized appreciation/depreciation on investments, purchased options contracts and written options contracts	1,405,899	111,214
Net increase from payment by affiliates (Note 3)	2,591	-
Net increase (decrease) in net assets resulting from operations	4,995,759	(529,722)

Distributions to Shareholders:
Distributions	(893,460)	(6,243,554)
Total	(893,460)	(6,243,554)

Capital Transactions:
Net proceeds from shares sold	26,855,126	45,549,574
Reinvestment of distributions	864,606	6,115,897
Cost of shares redeemed[1]	(40,157,274)	(33,668,509)
Net increase (decrease) in net assets from capital transactions	(12,437,542)	17,996,962

Total increase (decrease) in net assets	(8,335,243)	11,223,686

Net Assets:
Beginning of year	96,902,756	85,679,070
End of year	$88,567,513	$96,902,756
Capital Share Transactions:
Shares sold	2,639,667	4,599,592
Shares reinvested	85,774	604,935
Shares redeemed	(3,927,601)	(3,336,481)
Net increase (decrease) in capital share transactions	(1,202,160)	1,868,046

[1]	Net of redemption fee proceeds of $3,577 and $326, respectively,

See accompanying Notes to Financial Statements.

Ironclad Managed Risk Fund

FINANCIAL HIGHLIGHTS

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.01	$10.96	$11.20	$10.85	$10.85
Income from Investment Operations:
Net investment income (loss) [1]	(0.05)	0.09	(0.03)	(0.09)	(0.13)
Net realized and unrealized gain (loss)	0.58	(0.19)	0.80	0.59	0.36
Net increase from payment by affiliates (Note 3)	- [2]	-	-	-	-
Total from investment operations	0.53	(0.10)	0.77	0.50	0.23

Less Distributions:
From net investment income	(0.10)	-	-	-	-
From net realized gain	-	(0.85)	(1.01)	(0.15)	(0.23)
Total distributions	(0.10)	(0.85)	(1.01)	(0.15)	(0.23)

Redemption fee proceeds[1]	- [2]	- [2]	- [2]	- [2]	- [2]
Net asset value, end of period	$10.44	$10.01	$10.96	$11.20	$10.85

Total return[3]	5.37%	(1.00)%	7.56%	4.69%	2.13%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$88,568	$96,903	$85,679	$125,410	$246,499

Ratio of expenses to average net assets:
Before fees waived	1.39%	1.39%	1.39%	1.34%	1.29%
After fees waived	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets:
Before fees waived	(0.59)%	0.78%	(0.44)%	(0.89)%	(1.22)%
After fees waived	(0.45)%	0.92%	(0.30)%	(0.80)%	(1.18)%

Portfolio turnover rate	-%	-%	-%	47%	-%

[1]	Based on average daily shares outstanding for the year.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying Notes to Financial Statements.

Ironclad Managed Risk Fund

NOTES TO FINANCIAL STATEMENTS

September 30, 2020

Note 1 – Organization

Ironclad Managed Risk Fund (the ‘‘Fund’’) was organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to achieve current income and gains. The Fund commenced investment operations on October 14, 2010.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Options

The Fund utilizes options in an attempt to generate gains from option premiums or to reduce overall portfolio risk. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If a call option is exercised, the premium received is added to the proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. If a put option is exercised, the premium received is subtracted from the proceeds of the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

Ironclad Managed Risk Fund

NOTES TO FINANCIAL STATEMENTS – Continued

September 30, 2020

Under normal circumstances, the Fund’s primary strategy consists of purchasing and selling put and call options on equity indexes and exchange traded funds (“ETFs”). The sale of put options generates income for the Fund, but exposes it to the risk of declines in the value of the underlying assets. The Fund’s investment advisor seeks to reduce the overall volatility of returns of the Fund by managing a portfolio of options. For defensive purposes, or if the options expire, the Fund may invest up to 100% of its assets in cash, cash equivalents or debt instruments issued by entities that carry an investment-grade rating by a national ratings agency. When the Fund takes a defensive position, the Fund may not achieve its investment objective.

(c) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country's tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction's legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(d) Short-Term Investments

The Fund invests a significant amount (64.5% as of September 30, 2020) in the Fidelity Investments Money Market Funds Government Portfolio Class I (“FIGXX”). FIGXX invests exclusively in a portfolio of short-term U.S. Treasury securities, as well as repurchase agreements collateralized fully by U.S. Treasury securities. The Fund may also hold cash.

FIGXX files complete Semi-Annual and Annual Reports with the U.S. Securities and Exchange Commission for semi-annual and annual periods of each fiscal year on Form N-CSR. The Forms N-CSR are available on the website of the U.S. Securities and Exchange Commission at www.sec.gov, and may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The net expense ratio per the March 31, 2020 Annual report of FIGXX was 0.18%.

(e) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

Ironclad Managed Risk Fund

NOTES TO FINANCIAL STATEMENTS – Continued

September 30, 2020

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by IRS stature of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open years ended September 30, 2017-2020, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f) Distributions to Shareholders

The Fund will make distributions of net investment income and net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment loss or net realized gain may differ from the character for federal income tax purposes due to differences in the recognition of income expense and gain items for financial statement and tax purposes. Where appropriate, reclassifications between capital accounts are made for such differences that are permanent in nature.

(g) Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limits their illiquid investments that are assets to no more than 15% of net assets.  An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Advisor, at any time, determines that the value of illiquid securities held by a Fund exceeds 15% of its net asset value, the Advisor will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Fund’s written LRMP.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Ironclad Investments LLC (the “Advisor”). Under the terms of the Agreement, the Advisor is entitled to receive from the Fund an annual management fee that decreases as assets increase, as follows: 1.10% on the first $1 billion, 1.05% on the next $2 billion, and 1.00% on assets in excess of $3 billion, calculated daily and payable monthly, of the Fund’s average daily net assets. The Advisor has contractually agreed to waive its fee and/or pay for operating expenses to ensure that total annual operating expenses (excluding any taxes, leverage interest, brokerage commissions, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.25% of the average daily net assets of the Fund. This agreement is in effect as long as the Investment Advisory Agreement for the Fund is in effect, and it may be terminated before that date only by the Trust’s Board of Trustees.

For the year ended September 30, 2020, the Advisor waived advisory fees totaling $131,452. The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. At September 30, 2020, the amount of these potentially recoverable expenses was $389,920.

Ironclad Managed Risk Fund

NOTES TO FINANCIAL STATEMENTS – Continued

September 30, 2020

The Advisor may recapture all or a portion of this amount no later than September 30, of the years stated below:

2021	$131,748
2022	126,720
2023	131,452
Total:	$389,920

An affiliate reimbursed the Fund $2,591 for losses from a settlement error during this fiscal period. This amount is reported on the Fund’s Statement of Operations, Statements of Changes, and Financial Highlights under the caption “Net increase from payment by affiliates.” This reimbursement had no impact to the total return.

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. The Fund’s allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended September 30, 2020 are reported on the Statement of Operations.

IMST Distributors, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor does not receive compensation from the Fund for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended September 30, 2020, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

The Fund’s Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Fund’s liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability to the Fund until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of the Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees' fees and expenses in the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended September 30, 2020, are reported on the Statement of Operations.

Ironclad Managed Risk Fund

NOTES TO FINANCIAL STATEMENTS – Continued

September 30, 2020

Note 4 – Federal Income Taxes

At September 30, 2020, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$86,057,542

Gross unrealized appreciation	$-
Gross unrealized depreciation	-
Net unrealized depreciation	$-

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2020, there were no permanent differences in book and tax accounting needing to be reclassified between paid-in capital and total distributable earnings.

As of September 30, 2020, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$1,123,267
Undistributed long-term capital gains	2,410,882
Tax accumulated earnings	3,534,149

Accumulated capital and other losses	-
Unrealized deferred compensation	(4,235)
Total accumulated earnings	$3,529,914

The tax character of the distributions paid during the fiscal years ended September 30, 2020 and September 30, 2019 were as follows:

Distributions paid from:	2020	2019
Ordinary Income	$893,460	$2,336,411
Net long-term capital gains	-	3,907,143
Total distributions paid	$893,460	$6,243,554

During the fiscal year ended September 30, 2020, the Fund utilized $1,436,208 of non-expiring capital loss carryforwards. As of September 30, 2020, the Fund had no non-expiring capital loss carryforwards

Note 5 – Redemption Fee

The Fund may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 30 days of purchase. For the year ended September 30, 2020 and the year ended September 30, 2019, the Fund received $3,577 and $326, respectively.

Ironclad Managed Risk Fund

NOTES TO FINANCIAL STATEMENTS – Continued

September 30, 2020

Note 6 – Investment Transactions

The Fund’s primary strategy consists of purchasing and selling put and call options on equity indexes and exchange traded funds (“ETFs”). The Fund did not have any purchases or sales of investments with maturities of one year or more during the year ended September 30, 2020.

Note 7 – Indemnifications

In the normal course of business, the Fund enters into contracts containing a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 8 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how this information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input significant to the fair value measurement in its entirety.

Ironclad Managed Risk Fund

NOTES TO FINANCIAL STATEMENTS – Continued

September 30, 2020

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of September 30, 2020, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3*	Total
Assets
Investments
Purchased Options Contracts	$5,685,550	$33,550,000	$-	$39,235,550
Short-Term Investments
Money Market	57,160,742	-	-	57,160,742
Total Assets	$62,846,292	$33,550,000	$-	$96,396,292

Liabilities

Written Options Contracts	$112,500	$10,226,250	$-	$10,338,750
Total Liabilities	$112,500	$10,226,250	$-	$10,338,750

*	The Fund did not hold any Level 3 securities at period end.

Note 9 – Derivatives and Hedging Disclosures

Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund invested in options during the year ended September 30, 2020.

The effects of these derivative instruments on the Fund's financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below. The fair values of derivative instruments as of September 30, 2020 by risk category are as follows:

	Asset Derivatives		Liability Derivatives
Derivatives not designated as hedging instruments	Statement of Asset and Liabilities Location	Value	Statement of Asset and Liabilities Location	Value
Equity contracts	Purchased options contracts, at value	$39,235,550	Written options contracts, at value	$10,338,750
Total		$39,235,550		$10,338,750

The effects of derivative instruments on the Statement of Operations for the year ended September 30, 2020 are as follows:

Amount of Realized Gain on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts
Equity contracts	$1,942,087	$2,069,124
Total	$1,942,087	$2,069,124

Ironclad Managed Risk Fund

NOTES TO FINANCIAL STATEMENTS – Continued

September 30, 2020

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts
Equity contracts	$861,141	$580,608
Total	$861,141	$580,608

The quarterly average volumes of derivative instruments as of September 30, 2020 are as follows:

Derivatives not designated as hedging instruments
Equity contracts	Purchased options contracts	Notional value	$126,493,400
	Written options contracts	Notional value	$68,308,400

Note 10 – Covid-19 Risks

In early 2020, an outbreak of a novel strain of coronavirus (COVID-19) emerged globally. This coronavirus has resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund, including political, social and economic risks. Any such impact could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund. The ultimate impact of COVID-19 on the financial performance of the Fund’s investments is not reasonably estimable at this time.

Note 11 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.

There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

Investment Managers Series Trust

and the Shareholders of the Ironclad Managed Risk Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Ironclad Managed Risk Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of September 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

November 30, 2020

Ironclad Managed Risk Fund

SUPPLEMENTAL INFORMATION (Unaudited)

Trustees and Officers Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (888) 979-IRON (4766). The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee[e]
“Independent” Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 – present); Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997 – 2012).	1	361 Social Infrastructure Fund, a closed-end investment company.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present); President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 – 2015).	1	361 Social Infrastructure Fund, a closed-end investment company; Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 – present); Independent financial services consultant (1996 – 2014); Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006); Senior Vice President, Oppenheimer Management Company (1983 – 1996); Chairman, NICSA, an investment management trade association (1993 – 1996).	1	361 Social Infrastructure Fund, a closed-end investment company.

Ironclad Managed Risk Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee[e]
“Independent”Trustee:
John P. Zader [a] (born 1961) Trustee	Since November 2007	Retired (June 2014 – present); CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 – June 2014); President, Investment Managers Series Trust (December 2007 – June 2014).	1	Investment Managers Series Trust II, a registered investment company (includes 16 portfolios); 361 Social Infrastructure Fund, a closed-end investment company.
Interested Trustees:
Eric M. Banhazl b† (born 1957) Trustee	Since January 2008	Chairman, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund; Trustee and Vice President, Investment Managers Series Trust (December 2007 – March 2016).	1	Investment Managers Series Trust II, a registered investment company (includes 16 portfolios); 361 Social Infrastructure Fund, a closed-end investment company.
Maureen Quill [a]* (born 1963) Trustee and President	Since June 2019	President, Investment Managers Series Trust (June 2014 – present); President, UMB Distribution Services (March 2013 – present); EVP/Executive Director Registered Funds (January 2018 – present), Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc.; Vice President, Investment Managers Series Trust (December 2013 – June 2014).	1	361 Social Infrastructure Fund, a closed-end investment company.

Ironclad Managed Risk Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee[e]
Officers of the Trust:
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016	Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016).	N/A	N/A
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2019); Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 – 2015).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014

Principal, Dziura Compliance Consulting, LLC (October 2014 – present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009 – 2010); Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).

			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.

b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.

Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

c	Trustees and officers serve until their successors have been duly elected.

d	The Trust is comprised of 55 series managed by unaffiliated investment advisors. Each Trustee serves as Trustee of each series of the Trust. The term “Fund Complex” applies only to the Fund(s) managed by the same investment advisor. The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment advisor with any other series.

e	“Other Directorships Held” includes only directorship of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”) or other investment companies registered under the 1940 Act.

†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.

*	Ms. Quill is an “interested person” of the Trust by virtue of her position with UMB Fund Services, Inc.

Ironclad Managed Risk Fund

Supplemental Information (Unaudited) - Continued

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”) met on September 16-17, 2020 (the “Meeting”), to review the liquidity risk management program (the “Fund Program”) applicable to the Ironclad Managed Risk Fund series of the Trust (the “Fund”) pursuant to the Liquidity Rule. The Board has appointed Ironclad Investments LLC, the investment adviser to the Fund, as the program administrator (“Program Administrator”) for the Fund Program. Under the Trust’s liquidity risk management program (the “Trust Program”), the Board has delegated oversight of the Trust Program to the Liquidity Oversight Committee (the “Oversight Committee”). At the Meeting, the Oversight Committee, on behalf of Program Administrator and the Fund, provided the Board with a written report (the “Report”) that addressed the operation, adequacy, and effectiveness of implementation of the Fund Program, and any material changes to it for the period from December 1, 2019, through June 30, 2020 (the “Program Reporting Period”).

In assessing the adequacy and effectiveness of implementation of the Fund Program, the Report discussed the following, among other things:

•	The Fund Program’s liquidity classification methodology for categorizing the Fund’s investments (including derivative transactions);
•	An overview of market liquidity for the Fund during the Program Reporting Period;
•	The Fund’s ability to meet redemption requests;
•	The Fund’s cash management;
•	The Fund’s borrowing activity, if any, in order to meet redemption requests;
•	The Fund’s compliance with the 15% limit of illiquid investments; and
•	The Fund’s status as a primarily highly liquid fund (“PHLF”), the effectiveness of the implementation of the PHLF standard, and whether it would be appropriate for the Fund to adopt a highly liquid investment minimum (“HLIM”).

The Report stated that the Fund primarily holds assets that are defined under the Liquidity Rule as "highly liquid investments," and therefore the Fund is not required to establish an HLIM. Highly liquid investments are defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment. The Report also stated that there were no material changes made to the Fund Program during the Program Reporting Period.

In the Report, the Program Administrator concluded that (i) the Fund Program, as adopted and implemented, remains reasonably designed to assess and manage the Fund’s liquidity risk; (ii) the Fund continues to qualify as a PHLF and therefore is not required to adopt an HLIM; (iii) during the Program Reporting Period, the Fund was able to meet redemption requests without significant dilution of remaining investors’ interests in the Fund; and (iv) there were no weaknesses in the design or implementation of the Fund Program during the Program Reporting Period.

There can be no assurance that the Fund Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

Ironclad Managed Risk Fund

EXPENSE EXAMPLE

For the Six Months Ended September 30, 2020 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and redemption fees and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2020 to September 30, 2020.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	4/1/20	9/30/20	4/1/20 – 9/30/20
Actual Performance	$ 1,000.00	$ 1,054.50	$ 6.42
Hypothetical (5% annual return before expenses)	1,000.00	1,018.75	6.31

*	Expenses are equal to the Fund’s annualized expense ratio of 1.25% multiplied by the average account value over the period, multiplied by 183/366 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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Ironclad Managed Risk Fund

A series of Investment Managers Series Trust

Investment Advisor

Ironclad Investments LLC

190 Independence Lane, Suite 2D

Maitland, Florida 32751

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th St, Suite 2900

Philadelphia, Pennsylvania 19102

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 East Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Ironclad Managed Risk Fund	IRONX	461418 642

Privacy Principles of the Ironclad Managed Risk Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Ironclad Managed Risk Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 979-IRON (4766) or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 979-IRON (4766) or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Fund Portfolio Holdings

The Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the Fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the Fund filed its complete schedule of portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (888) 979-IRON (4766).

Ironclad Managed Risk Fund

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (888) 979-IRON (4766)

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-979-4766.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 09/30/2020	FYE 09/30/2019
Audit Fees	$ 15,900	$ 15,600
Audit-Related Fees	N/A	N/A
Tax Fees	$ 2,800	$ 2,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 09/30/2020	FYE 09/30/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 09/30/2020	FYE 09/30/2019
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not applicable.

Item 6. Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	12/09/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	12/09/2020

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	12/09/2020